INCOME TAXES (Details) - USD ($)	12 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
INCOME TAXES
Tax benefit at the statutory rate	$ (227,173)	$ (1,997,787)
State income taxes, net of federal income tax benefit	410,032	417,669
Non-deductible items	187,821	1,726,651
Non-taxable items	(165,664)	6,882
Change in valuation allowance	(205,016)	(153,415)
Total	$ 0	$ 0